SECURITIES AND EXCHANGE COMMISSION


                    Washington, D.C.  20549


                            Form 8-K


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934





Date of Report (Date of earliest event reported):  April 3, 1997



               Kansas City Power & Light Company
     (Exact name of registrant as specified in its charter)




   Missouri                   1-707              44-0308720
(State or other            (Commission         (IRS
Employer
jurisdiction of            File Number)      Identification
No.)
incorporation)




     1201 Walnut Street, Kansas City, Missouri       64106
      (Address of principal executive offices)    (Zip
Code)



Registrant's telephone number, including area code:  816-
556-2200
            INFORMATION TO BE INCLUDED IN THE REPORT


Item 5:   Other Events

          The following items are filed herewith as exhibits hereto and are made a part of this Current Report on Form 8-K by this reference:

     1.   Statement re Computation of Ratios of Earning to
          Fixed Charges and Ratios of Earnings to Fixed
          Charges and Preferred Dividend Requirements, filed as Exhibit 99(a).

     2.   Western Resources, Inc. ("Western Resources")
          Annual Report on Form 10-K for the year ended
          December 31, 1996, filed as Exhibit 99(b).

     3. Western Resources Current Report on Form 8-K dated
          April 2, 1997, filed as Exhibit 99(c).

     4.   Western Resources Proxy Statement dated March 27,
          1996 for the 1996 Annual Meeting of Shareholders held on May 7, 1996, filed as Exhibit 99(d).


Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.

Exhibit No.         Description

23(a)(i)                 Consent of Coopers & Lybrand
                    L.L.P.

23(d)(i)                 Consent of Arthur Andersen LLP.

23(d)(ii)                Consent of Arthur Andersen LLP.

99(a)                         Statement re Computation of
                    Ratios of Earnings
                              to Fixed Charges and Ratios
                    of Earnings to Fixed
                              Charges and Preferred
                    Dividend Requirements.

99(b)                         Western Resources Annual
                    Report on Form 10-K
                              for the year ended December
                    31, 1996.

99(c)                         Western Resources Current
                    Report on Form 8-K
                              dated April 2, 1997.

99(d)                         Western Resources Proxy
                    Statement dated
                              March 27, 1996 for the 1996
                    Annual Meeting
                              of Shareholders held on May
                    7, 1996.




                           Signatures


          Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              KANSAS CITY POWER & LIGHT
COMPANY



                              By /s/ Jeanie Sell Latz
                                Name: Jeanie Sell Latz
                                Title: Corporate Secretary


April 3, 1997

                         EXHIBIT INDEX


Exhibit No.         Description


23(a)(i)                 Consent of Coopers & Lybrand
                    L.L.P.

23(d)(i)                 Consent of Arthur Andersen LLP.

23(d)(ii)                Consent of Arthur Andersen LLP.

99(a)                         Statement re Computation of
                    Ratios of Earnings
                              to Fixed Charges and Ratios
                    of Earnings to
                              Fixed Charges and Preferred
                    Dividend Requirements.

99(b)                         Western Resources Annual
                    Report on Form 10-K
                              for the year ended December
                    31, 1996.

99(c)                         Western Resources Current
                    Report on Form 8-K
                              dated April 2, 1997.

99(d)                         Western Resources Proxy
                    Statement dated
                              March 27, 1996 for the 1996
                    Annual Meeting of
                              Shareholders held on May 7,
                    1996.